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                                                                       EXHIBIT 4
                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing of the Schedule 13D, dated December 16, 1996, each and every amendment thereto and, if appropriate, the joint filing of a Schedule 13G and amendments thereto in lieu thereof.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: December 16, 1996              COLONIAL MUTUAL LIFE
                                      ASSURANCE SOCIETY LIMITED


                                      By: /s/ Robert J. Garnsworthy
                                      Name: Robert J. Garnsworthy
                                      Title: Director


                                      CIM FUND MANAGERS LIMITED


                                      By: /s/ Damian Condon
                                      Name: Damian Condon
                                      Title: Director


                                      CO-OPERATIVE WHOLESALE
                                      SOCIETY LIMITED EMPLOYEES'
                                      PENSION & DEATH BENEFIT SCHEME


                                      By: /s/ J.F. Cocoran
                                      Name: J.F. Cocoran
                                      Title: Pensions Manager


                                      CO-OPERATIVE
                                      INTERNATIONAL UNIT TRUST

                                      By:  CO-OPERATIVE PENSION
                                           FUNDS UNIT TRUST MANAGERS
                                           LIMITED, as Managers


                                           By: /s/ P.W. Clemence
                                           Name: P.W. Clemence
                                           Title: General Manager


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